UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 2, 2011

TALON INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13669 (Commission File Number)	95-4654481 (I.R.S. Employer Identification No.)

	21900 Burbank Blvd., Suite 270 Woodland Hills, California (Address of Principal Executive Offices)	91367 (Zip Code)

(818) 444-4100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

  Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

The Board of Directors of the Company amended Article VII of the Company’s Bylaws (the “Bylaws”), effective as of August 2, 2011, to allow for the issuance of uncertificated shares.  By being able to issue uncertificated shares, the Company may now participate in the Direct Registration System, which is currently administered by The Depository Trust Company.  The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.  The amendment to the Bylaws also provides that each registered stockholder shall be entitled to a stock certificate upon request to the Company.

The summary of the amendment to the Bylaws is qualified in its entirety by reference to the Bylaws amendment, attached as Exhibit 3.2 to this Current Report on Form 8-K.

The full text of the Bylaws, as amended, is filed as exhibits to this Current Report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

3.1	Bylaws of Talon International, Inc. Incorporated by reference to Exhibit 3.2 to Form SB-2 filed on October 21, 1997.

3.2	Certificate of Amendment to the Bylaws of Talon International, Inc., dated as of August 2, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALON INTERNATIONAL, INC.

Date: August 4, 2011	By:	/s/ Lonnie D. Schnell
Lonnie D. Schnell, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Bylaws of Talon International, Inc. Incorporated by reference to Exhibit 3.2 to Form SB-2 filed on October 21, 1997.

3.2	Certificate of Amendment to the Bylaws of Talon International, Inc., dated as of August 2, 2011.